Investments - Company's Combined Proportionate Share of Major Components of Financial Statements (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Current assets	$ 1,914	$ 2,040
Non-current assets	3,870	4,159
Current liabilities	1,500	1,515
Long-term liabilities	1,131	1,378
Sales	5,133	5,349
Cost of goods sold & expenses	4,765	5,037
Net income	$ 368	$ 312